BRIDGE BUILDER TRUST

Bridge Builder Municipal Bond Fund (the “Fund”)

Supplement dated March 1, 2020

to the Summary Prospectus dated October 28, 2019

This supplement provides new and additional information beyond that contained in the

Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective March 1, 2020, Michael Maka will be added as a member of the portfolio management team responsible for the day-to-day management of the portion of the Fund’s assets allocated to FIAM LLC (“FIAM”). Effective June 30, 2020, Kevin Ramundo will retire and no longer serve as a member of the portfolio management team responsible for the day-to-day management of the portion of the Fund’s assets allocated to FIAM.

Accordingly, effective March 1, 2020, the table entitled “FIAM” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Manager	Position with FIAM	Length of Service to the Fund
Kevin Ramundo[1]	Portfolio Manager	Since Inception
Cormac Cullen	Portfolio Manager	Since October 2017
Michael Maka	Portfolio Manager	Since March 2020
Elizah McLaughlin	Portfolio Manager	Since September 2018

[1]	Until June 30, 2020.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE